AXA Equitable Retirement
Income for Life(SM)
Variable Deferred Annuity

Enrollment form under Group Annuity Contract and Application for Individual Contract

MAILING INSTRUCTIONS:

EXPRESS MAIL: AXA Equitable Retirement
Income for Life
c/o JP Morgan Chase
300 Harmon Meadow Blvd, 3rd Floor
Attn: Box 13014, Secaucus, NJ 07094

REGULAR MAIL: AXA Equitable Retirement
Income for Life
P.O. Box 13014, Newark, NJ 07188-0014


[Image Omitted]
AXA Advisors


For Assistance
Call 800-338-3434

                                  PLEASE PRINT

--------------------------------------------------------------------------------
1. Type of market

 1. [ ] NON-QUALIFIED (NQ)

 2. [ ] ROLLOVER IRA

 3. [ ] ROTH IRA

 4. [ ] ERISA ROLLOVER TSA OR [ ] NON-ERISA ROLLOVER TSA

 5. [ ] QUALIFIED PLAN--DEFINED CONTRIBUTION



--------------------------------------------------------------------------------
2. Type of contract

 1. [ ] SINGLE LIFE

 2. [ ] JOINT LIFE - SPOUSAL ONLY (Not available for TSA or QP markets. Must indicate Successor Owner. If Non-natural Owner, indicate Joint Annuitant.)



--------------------------------------------------------------------------------
3. Initial contribution

 Total Initial Contribution(s)*   $ ____________________________________________

 * Additional contributions, if any, are not permitted after the later of: (i) the end of the first contract year, and (ii) the date of the first withdrawal; but in no event after the Annuitant's 84th birthday.


   SPECIFY METHOD(S) OF PAYMENT:

     [ ] CHECK PAYABLE TO AXA EQUITABLE OR WIRE

     [ ] 1035 EXCHANGE (from SINGLE Owner contract, NQ only )

     [ ] 1035 EXCHANGE (from JOINT Owner contract, NQ only )

     [ ] CD OR MUTUAL FUND TRANSFER (NQ only)

     [ ] DIRECT TRANSFER (IRA or Rollover TSA)

     [ ] ROLLOVER (IRA or Rollover TSA)

     [ ] DIRECT 90-24 TRANSFER FROM ANOTHER CARRIER (Rollover TSA only)



--------------------------------------------------------------------------------
4. Owner

 IF YOUR MAILING ADDRESS IS DIFFERENT FROM THE PRIMARY RESIDENTIAL ADDRESS BELOW, PLEASE PROVIDE YOUR MAILING ADDRESS IN SECTION 12.

     [ ] Individual                     [ ] Qualified Plan Trustee - DC
     [ ] Trustee (for an Individual)    [ ] Other Non-Natural Owner
     [ ] Custodian (IRA)

                    [ ] MALE            [ ] FEMALE




    ----------------------------------------------------------------------------
     Name (First)       (Middle Initial)              (Last)


    ----------------------------------------------------------------------------
     U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


    ----------------------------------------------------------------------------
     City               State                           ZIP Code


    ----------------------------------------------------------------------------
     Social Security No./TIN                    Date of Birth (M/D/Y)


    ----------------------------------------------------------------------------
     Daytime Phone#     Valid Driver's License No./Passport #/State Issued ID #



--------------------------------------------------------------------------------
optional   5. Successor Owner                 (For Joint Life only. Must be
                                              Owner's spouse.)

     [ ] MALE    [ ] FEMALE


    ----------------------------------------------------------------------------
     Name (First)       (Middle Initial)              (Last)


    ----------------------------------------------------------------------------
     U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


    ----------------------------------------------------------------------------
     City               State                           ZIP Code


    ----------------------------------------------------------------------------
     SOCIAL SECURITY NO./TIN                    DATE OF BIRTH (M/D/Y)


    ----------------------------------------------------------------------------
     Daytime Phone#     Valid Driver's License No./Passport #/State Issued ID #


 If you are applying for an NQ contract, you can give the Successor Owner full ownership rights by checking the "Yes" box below. IF YOU CHECKED "1035 EXCHANGE FROM JOINT OWNER" IN SECTION 3, YOU MUST CHECK "YES" BELOW. DO NOT CHECK IF YOU CHECKED "1035 EXCHANGE FROM SINGLE OWNER."

     [ ] YES, Successor Owner will have full ownership rights.



--------------------------------------------------------------------------------
6. Annuitant   (If other than Owner.)

     [ ] MALE    [ ] FEMALE


    ----------------------------------------------------------------------------
     Name (First)       (Middle Initial)              (Last)


    ----------------------------------------------------------------------------
     U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


    ----------------------------------------------------------------------------
     City               State                           ZIP Code


    ----------------------------------------------------------------------------
     Social Security No./TIN                    Date of Birth (M/D/Y)



--------------------------------------------------------------------------------
optional   7. Joint Annuitant         (For Joint Life with Non-Natural
                                       Owner only, must be Annuitant's
                                       spouse.)
     [ ] MALE    [ ] FEMALE


    ----------------------------------------------------------------------------
     Name (First)       (Middle Initial)              (Last)


    ----------------------------------------------------------------------------
     U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


    ----------------------------------------------------------------------------
     City               State                           ZIP Code


    ----------------------------------------------------------------------------
     Social Security No./TIN                    Date of Birth (M/D/Y)

                                            AXA Equitable Life Insurance Company
                                                                  Cat No. 135574
                                                                     Page 1 of 4
                                  X01154_core
                                  AXA ADVISORS
2005 App 01 IML

--------------------------------------------------------------------------------
8. Beneficiary(ies)

If more than one -- indicate %. Total must equal 100%. Please use Section 12 for additional Primary or Contingent Beneficiaries.

 PRIMARY


 1. -------------------------------------------------------   --------------  %
     Primary Beneficiary Name


     -------------------------------------------------------------------------
     Relationship to Owner


 2. -------------------------------------------------------   --------------  %
     Primary Beneficiary Name


     -------------------------------------------------------------------------
     Relationship to Owner


 CONTINGENT


     -------------------------------------------------------------------------
     Contingent Beneficiary Name



--------------------------------------------------------------------------------
9. Suitability

 A. Do you have any other existing life insurance or annuities?
                                                                 [ ] YES   [ ]NO

 B. Will any existing life insurance or annuity be (or has it been)
    surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
    certificate/contract applied for will be issued?             [ ] YES   [ ]NO

     If YES, complete the following:


    ----------------------------------------------------------------------------
     Company    Type of Plan    Year Issued    Certificate/Contract Number

 C. The Contract State is your state of primary residence (Owner's primary residential address from Section 4) unless you sign the application in a different state. IF YOU ARE SIGNING THIS APPLICATION IN A STATE OTHER THAN YOUR STATE OF PRIMARY RESIDENCE, CHECK ONE BOX BELOW:

    [ ] I have a second residence in the state of sale.

    [ ] I work or conduct business in the state of sale.

 If none of the above apply the application must be signed in your state of Primary Residence, unless we approve another state.

  D. Customer information as required by the NASD


  1. _________________________________________________________________________
     Employer's Name (First, Middle, Last)


     _________________________________________________________________________
     Address (Street)


     _________________________________________________________________________
     City, State, Zip Code


  2. _________________________________________________________________________
     Owner's Occupation

  3. _________________________________________________________________________
     Estimated Annual Family Income                        Estimated Net Worth


  4. Do you believe this purchase/transaction is in accordance with your
     investment objectives?                                      [ ] YES   [ ]NO



--------------------------------------------------------------------------------
9. Suitability (cont.)

  5. Is Owner or Annuitant associated with or employed by a member of
     the NASD?                                                   [ ] YES   [ ]NO


     If Yes, affiliation: ______________________________________________________


   6. MARITAL STATUS:
       [ ] Single     [ ] Married     [ ] Widowed       [ ] Divorced


   7. NUMBER OF DEPENDENTS: ___________________________________________________


   8. FEDERAL TAX BRACKET: ____________________________________________________%

   9. PURPOSE OF INVESTMENT:  _________________________________________________


   10.INVESTMENT OBJECTIVE (CHOOSE ONLY ONE):

      [ ] Income        [ ] Income & Growth     [ ] Growth
      [ ] Aggressive Growth        [ ] Safety of Principal


   11.INVESTMENT TIME HORIZON:

      [ ] <3 years      [ ] 3-7 years            [ ] 7-9 years
      [ ] > 9 Years
     (Length of time contract is expected to remain in force)


   12.RISK TOLERANCE (CHOOSE ONLY ONE):

       [ ] Conservative  [ ] Conservative/Moderate
       [ ] Moderate      [ ] Moderate/Aggressive         [ ] Aggressive
     The selected investment options should be consistent with the stated Investment Objective and Risk Tolerance.


   13.INVESTMENT/ASSETS Prior to investment:


   Cash (include checking, savings, money market)       $_______________________

   Certificate of Deposit (CDs)                         $_______________________

   Bonds                                                $_______________________

   Annuities                                            $_______________________

   Mutual Funds                 Income                  $_______________________

                                Growth                  $_______________________

                                Aggressive              $_______________________

                                Other                   $_______________________

                                Total                   $_______________________

   Stocks                                               $_______________________

   Other                                                $_______________________

                                Grand Total             $_______________________



   14.HAS CLIENT PURCHASED A FINANCIAL PLAN FROM AXA ADVISORS, LLC?

       [ ]  Yes: Plan #__________       [ ]No



   15.SOURCE OF FUNDS FOR THIS PURCHASE:
      (If more than one box is checked, provide percentage of breakdown.)

       [ ]Cash _____ %     [ ]Existing Investment* _____ % ___________

       [ ] Borrowing (source)* _____ % _______________________________

 * Identify Source (i.e., death benefit, custodial account redemption)

                                        AXA Equitable Retirement Income for Life
                                                                     Page 2 of 4
2005 App 01 IML

--------------------------------------------------------------------------------
 10. Allocation options

 ALLOCATIONS -- You must allocate your initial contribution among the Variable Investment Options listed below. Must total 100%. All future contributions will be allocated according to the percentages below unless instructed otherwise by you.

ASSET ALLOCATION                                              WHOLE NUMBERS ONLY
--------------------------------------------------------------------------------
              AXA Conservative Allocation ............... (1123)     ---------%
              AXA Conservative-Plus Allocation .......... (1124)     ---------%
              AXA Moderate Allocation ................... (1125)     ---------%
              AXA Moderate-Plus Allocation .............. (1126)     ---------%
              AXA Aggressive Allocation ................. (1127)     ---------%
--------------------------------------------------------------------------------
                                                        MUST TOTAL:        100%
                                                                     ---------



--------------------------------------------------------------------------------
 11. Payment Plans

 MANDATORY - CHOOSE 1, 2 OR 3 BELOW:

 1. [ ] I plan to defer my withdrawals. I understand that the value of this certificate/contract is limited if I do not take withdrawals.

 IF YOU DO NOT PLAN TO DEFER YOUR WITHDRAWALS, COMPLETE THE FOLLOWING SECTION AND CHOOSE 2 OR 3 BELOW:

 FREQUENCY:     [ ] Monthly     [ ] Quarterly     [ ] Annually


 START DATE: ____________________ (Month, Day, Year). You must wait at least 28 days after your contract issue date before payments can begin. They cannot be made later than the 28th day of the month.


 2. [ ] Maximum Payment Plan* (calculated by AXA Equitable)

 3. [ ] Customized Payment Plan*


          AMOUNT OF WITHDRAWAL: $____________________

          Total withdrawal for the contract year must not exceed your Guaranteed Annual Payment. Withdrawals made prior to age 59-1/2 may be subject to a Federal income tax penalty.

 *WITHHOLDING ELECTION INFORMATION
 We will automatically withhold 10% Federal income tax unless otherwise instructed.

        [ ] I do not want to have Federal income tax withheld.
            (U.S. residence address and Social Security No./TIN required)



--------------------------------------------------------------------------------
12. Special instructions

 ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.

 FOR OWNERS WHOSE MAILING ADDRESS DIFFERS FROM THEIR PRIMARY RESIDENTIAL ADDRESS IN SECTION 4.:


    ----------------------------------------------------------------------------
     Mailing address -- P.O. Box accepted


    ----------------------------------------------------------------------------
     Mailing address


    ----------------------------------------------------------------------------
    City        State                                 Zip Code


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------


    ----------------------------------------------------------------------------
                                        AXA Equitable Retirement Income for Life
                                                                     Page 3 of 4
2005 App 01 IML

--------------------------------------------------------------------------------
13. Fraud warnings     ARKANSAS/NEW MEXICO: Any person who knowingly presents a
false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. o COLORADO/DISTRICT OF COLUMBIA/KENTUCKY/LOUISIANA/MAINE/TENNESSEE: It is a crime to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. o
OKLAHOMA: Any person who knowingly and with intent to injure, defraud or deceive an insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony. o OHIO: Any person, who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud. o NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. o ALL OTHER STATES (EXCEPT VIRGINIA): Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information may be guilty of a crime which may be punishable under state or Federal law.



--------------------------------------------------------------------------------
14. Signature and acknowledgements      I/WE UNDERSTAND AND ACKNOWLEDGE THAT:
o My account value attributable to allocations to the variable investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. o In the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/ application I acknowledge that I am buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits. o All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. o AXA Equitable may accept amendments to this enrollment form/application provided by me or under my authority. o I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. o No Financial Professional has the authority to make or modify any certificate/contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. o I understand that in order to take advantage of the full potential of this contract, I must take payments/withdrawals. I understand that I should consult my Financial Professional to determine the optimal time to begin taking payments/withdrawals from this contract. o I ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS FOR AXA EQUITABLE RETIREMENT INCOME FOR LIFE. AFTER REVIEWING MY FINANCIAL INFORMATION AND GOALS WITH MY AGENT, I BELIEVE THIS CONTRACT WILL MEET MY INSURABLE NEEDS AND FINANCIAL OBJECTIVES. o CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM:

[ ] YES. By checking this box and signing the enrollment form/application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

X
------------------------------------------------------------------------------------------------------------------------
 Proposed Annuitant's Signature                             Signed at: City, State       Date

X
------------------------------------------------------------------------------------------------------------------------
 Proposed Owner's Signature (if other than annuitant)       Signed at: City, State       Date


X
------------------------------------------------------------------------------------------------------------------------
 Proposed Successor Owner's/Joint Annuitant's Signature     Signed at: City, State       Date



----------------------------------------                  ----------------------
Financial Professional section

DID YOU DETERMINE THE SOURCE OF THE CUSTOMER'S FUNDS?.......... [ ] YES   [ ] NO

DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM, LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE CERTIFICATE/CONTRACT APPLIED FOR WILL BE ISSUED ON THE LIFE OF
THE ANNUITANT?................................................  [ ] YES   [ ] NO

DID YOU DELIVER THE FAMILY OF ANNUITIES BROCHURE TO
THE CUSTOMER?.................................................  [ ] YES   [ ] NO

DID YOU VIEW THE DRIVER'S LICENSE OR PASSPORT OF ALL OWNERS TO THIS
ENROLLMENT FORM/APPLICATION?..................................  [ ] YES   [ ] NO
--------------------------------------------------------------------------------

X
------------------------------------------------------------------------------------------------------------------------
Primary Financial Professional Signature         Social Security Number      Agency Code

                                                                     %  (   )    -
-------------------------------------------------------- -------------  ------------------------------------------------
Print Name                                                              Phone Number


------------------------------------------------------------------------------------------------------------------------
Client Account Number                            Email Address     Agency Location

X
------------------------------------------------------------------------------------------------------------------------
Seconday Financial Professional Signature        Social Security Number      Agency Code

                                                                     %  (   )    -
-------------------------------------------------------- -------------  ------------------------------------------------
Print Name                                                              Phone Number


--------------------------------------------------------------------------------
FINANCIAL PROFESSIONAL USE ONLY. Contact your home office for program information. [ ] OPTION I. [ ] OPTION II. (Once selected, program cannot be changed.)

                                        AXA Equitable Retirement Income for Life
                                                                  Cat No. 135574
                                                                     Page 4 of 4
2005 App 01 IML